                SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                             Form 8-K

          Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)    April 2, 1996
                                                 ___________________


                    Aetna Life and Casualty Company
_______________________________________________________________________
         (Exact name of registrant as specified in its charter)


                              Connecticut
_______________________________________________________________________
            (State or other jurisdiction of incorporation)


       1-5704                                     06-0843808
_______________________________________________________________________
(Commission File Number)                      (I.R.S. Employer
                                               Identification No.)


151 Farmington Avenue, Hartford, Connecticut           06156
_______________________________________________________________________
(Address of principal executive offices)             (ZIP Code)


Registrant's telephone number, including area code     (860) 273-0123
                                                     __________________


                             Not Applicable
_______________________________________________________________________
      (Former Name or Former Address, if Changed Since Last Report)

                             TABLE OF CONTENTS
                             _________________


                                                           Page
                                                           ____

Item 2.  Acquisition or Disposition of Assets.               3


Item 7(b).  Pro Forma Financial Information.                 3


Item 7(c).  Exhibits.                                        3


Signatures                                                   8

Item 2. Acquisition or Disposition of Assets.

On April 2, 1996, Aetna Life and Casualty Company (the "company") completed the previously announced sale of its property-casualty operations to Travelers/Aetna Property Casualty Corp. (Travelers) (a company newly formed by The Travelers Insurance Group Inc.) for total consideration of approximately $4.1 billion in cash. The purchase price was determined through arms-length negotiations between the parties.

Item 7(b). Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated statement of income of Aetna Life and Casualty Company for the year ended December 31, 1995, presents results for the company as if its sale of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries (the "Companies") to Travelers had occurred as of January 1, 1995. The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 1995 gives effect to the sale as if it had occurred as of December 31, 1995. The unaudited pro forma data does not purport to represent what the company's financial position or results of operations actually would have been had the sale in fact occurred on the dates indicated, or to project the company's financial position or results of operations for any future date or period. The pro forma adjustments are based on available information and certain assumptions that the company currently believes are reasonable in the circumstances. Further, the pro forma adjustments related to the pro forma condensed consolidated statement of income do not give effect to any nonrecurring/unusual restructuring charges resulting from the sale. The unaudited pro forma condensed consolidated financial information should be read in conjunction with the accompanying notes thereto, and the separate historical financial statements of the company as of and for the year ended December 31, 1995 which are contained in the company's annual report on Form 10-K for the fiscal year ended December 31, 1995.

The pro forma adjustments and pro forma amounts are provided for informational purposes only, and the company's financial statements will reflect the effects of the sale from April 2, 1996, the date of such sale.

Item 7(c). Exhibits.

Stock Purchase Agreement dated as of November 28, 1995 between The Travelers Insurance Group Inc. and Aetna Life and Casualty Company relating to the purchase and sale of 100% of the Common Stock of The Aetna Casualty and Surety Company and The Standard Fire Insurance Company, incorporated herein by reference to the company's 1995 Form 10-K filed on February 26, 1996.

                      Aetna Life and Casualty Company
    Unaudited Pro Forma Condensed Consolidated Statement Of Income
                   For the Year Ended December 31, 1995
              (in millions, except share and per share data)


                                                                     Pro Forma
                                                  Historical       Adjustments       As Adjusted
                                                  __________       ___________       ___________

Revenue:

Premiums                                          $  7,431.4       $        -        $  7,431.4
Net investment income, including
 net realized capital gains                          3,622.3            214.1 (a)       3,836.4
Fees and other income                                1,924.3                -           1,924.3
                                                  _____________________________________________
Total revenue                                       12,978.0            214.1          13,192.1
_______________________________________________________________________________________________

Benefits and Expenses:

Current and future benefits                          9,027.2                -           9,027.2
Operating expenses                                   3,087.5             17.0 (b)       3,104.5
Amortization of deferred policy
 acquisition costs                                     137.1                -             137.1
Restructuring costs                                        -                - (c)             -
                                                  _____________________________________________
Total benefits and expenses                         12,251.8             17.0          12,268.8
_______________________________________________________________________________________________

Income from continuing operations
 before income taxes (benefits)                        726.2            197.1             923.3

Income taxes (benefits)                                252.3             (5.9)(b)         321.3
                                                                         74.9 (a)
                                                  _____________________________________________

Income from continuing operations                      473.9            128.1             602.0

Loss from Discontinued Operations, net of tax         (222.2)           222.2 (d)             -
                                                  _____________________________________________

Net Income                                        $    251.7        $   350.3        $    602.0
_______________________________________________________________________________________________
_______________________________________________________________________________________________

Results Per Common Share:

Income from continuing operations                 $     4.16                         $     5.28

Loss from Discontinued Operations, net of tax          (1.95)                                 -
                                                  __________                         __________

Net Income                                        $     2.21                         $     5.28
____________________________________________________________                         __________
____________________________________________________________                         __________

Weighted average common shares outstanding       113,897,633                        113,897,633
____________________________________________________________                        ___________

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

                  Aetna Life and Casualty Company
                   Notes To Unaudited Pro Forma
              Condensed Consolidated Statement Of Income


a. Pro forma adjustment to reflect a full year of interest income at 5.49% (1995 average 3 month Treasury bill rate), and related income taxes, on net sale proceeds (after giving effect to the payment of transaction costs and payments of liabilities associated with the sale) of approximately $3.9 billion.

b. Pro forma adjustment to reflect a full year of interest expense (an additional 11.2 months) at 6.01% (1995 average commercial paper rate), and related income tax benefits, on the capital contribution of $303 million which was actually contributed on December 6, 1995.

c. No adjustment has been made to give effect to the charge related to CityPlace (see adjustment C. to the Condensed Consolidated Balance Sheet) and any other nonrecurring/unusual restructuring charges resulting from the sale of the Companies to Travelers. Such restructuring charges will be recorded by the company in the second quarter of 1996.

d. Pro forma adjustment to eliminate the historical earnings of the property-casualty operations.

                      Aetna Life and Casualty Company
          Unaudited Pro Forma Condensed Consolidated Balance Sheet
                          As Of December 31, 1995
                                (in millions)


                                                                         Pro Forma
                                                      Historical       Adjustments        As Adjusted
                                                      __________       ___________        ___________

Assets:
Investments:
 Marketable securities                                $ 33,127.8       $         -        $  33,127.8
 Other investments                                      10,922.5                 -           10,922.5
                                                      _______________________________________________
Total investments                                       44,050.3                 -           44,050.3
_____________________________________________________________________________________________________

 Cash and cash equivalents                               1,712.7           4,079.0 (A)        5,791.7
 Deferred federal and foreign income taxes                 271.5              64.0 (B)          437.8
                                                                             102.3 (C)
 Separate Accounts assets                               29,699.7                 -           29,699.7

 Net assets of Discontinued Operations                   3,932.8          (3,932.8)(A)              -
 Other assets                                            4,656.7                 -            4,656.7
                                                      _______________________________________________
Total assets                                          $ 84,323.7       $     312.5        $  84,636.2
_____________________________________________________________________________________________________
_____________________________________________________________________________________________________

Liabilities:
 Future policy benefits                               $ 18,372.9       $         -        $  18,372.9
 Other policy liabilities                                1,705.5                 -            1,705.5
 Policyholders' funds left with the company             22,898.7                 -           22,898.7
                                                      _______________________________________________
Total insurance liabilities                             42,977.1                 -           42,977.1

 Debt                                                    1,378.7                 -            1,378.7
 Accounts payable and other liabilities                  2,782.2             211.8 (B)        3,286.3
                                                                             292.3 (C)
 Separate Accounts liabilities                          29,637.9                 -           29,637.9
                                                      _______________________________________________
Total liabilities                                       76,775.9             504.1           77,280.0
_____________________________________________________________________________________________________

Minority interest in preferred securities
        _
  of subsidiary                                            275.0                 -              275.0
_____________________________________________________________________________________________________

Shareholders' Equity:
 Common Capital Stock                                    1,448.2                 -            1,448.2
 Net unrealized capital gains (losses)                     641.1            (393.1)(A)          248.0
 Retained earnings                                       5,195.6             146.2 (A)        5,397.1
                                                                            (147.8)(B)
                                                                            (190.0)(C)
                                                                             393.1 (A)
 Treasury stock, at cost                                   (12.1)                -              (12.1)
                                                      _______________________________________________
Total shareholders' equity                               7,272.8            (191.6)           7,081.2
_____________________________________________________________________________________________________

Total liabilities, minority interest and


  shareholders' equity                                $ 84,323.7       $     312.5        $  84,636.2
______________________________________________________________________________________________________
______________________________________________________________________________________________________


See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

                      Aetna Life and Casualty Company
                       Notes To Unaudited Pro Forma
                    Condensed Consolidated Balance Sheet

A. Pro forma adjustments to reflect the sale and resulting excess of proceeds over net assets of the Companies and the realization of the net unrealized capital gain as though the sale had occurred on December 31, 1995 (based on the assumed selling price at that date).:


(in millions)
____________________________________________________________________

Proceeds from the sale of the
    Companies                                              $ 4,079.0

Net assets of the Companies                                 (3,932.8)
                                                           _________

Excess of proceeds over net assets of the Companies        $   146.2
                                                           _________
                                                           _________

Realization of net unrealized capital gain                 $   393.1
                                                           _________
                                                           _________


B. Pro forma adjustment to reflect transaction costs and certain employee benefit and similar liabilities, and the related deferred tax asset, of the Companies which are being retained by Aetna Life and Casualty Company.


(in millions)
____________________________________________________________________

Establishment of certain liabilities                       $   211.8

Less: related tax benefits                                     (64.0)
                                                           _________

                                                           $   147.8
                                                           _________
                                                           _________



C. Pro forma adjustment to reflect the restructuring charge, and the related deferred tax asset, associated with the CityPlace office facility which was leased to Travelers in conjunction with the sale.


(in millions)
____________________________________________________________________

Establishment of restructuring charge                      $   292.3

Less: related tax benefits                                    (102.3)
                                                           _________

                                                           $   190.0
                                                           _________
                                                           _________

The company anticipates taking other restructuring charges, however no adjustment has been made to give effect to such charges as they can not be quantified at this time.

                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                                 Aetna Life and Casualty Company
                                 _______________________________
                                           (Registrant)


Date  April 15, 1996            By /s/ Robert J. Price
                                   ____________________________
                                      (Signature)

                                      Robert J. Price
                                      Vice President and
                                      Corporate Controller
                                      (Chief Accounting Officer)